UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2015

MED-CANNABIS PHARMA INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54770	45-0704149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2544 Tarpley Road Suite 112, Carrollton, TX 75006
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  214-666-8364

__________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

1.           Previous Independent Registered Public Accounting Firm.

On July 3, 2015, the Board of Directors of Med-Cannabis Pharma, Inc. (the “Company”) dismissed its independent registered public accounting firm, M&K CPAS, PLLC (“M&K”). On July 3, 2015, the Company approved the engagement of Bongiovanni & Associates, PA (“Bongiovanni”) as its new independent registered public accountants.

The reports of M&K on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except as to a going concern qualification. During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through July 2, 2015, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K with a copy of the disclosures made in this Current Report on Form 8-K and requested that M&K furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by M&K is attached as Exhibit 16.1 hereto.

2.           New Independent Registered Public Accounting Firm.

On July 3, 2015, the Company engaged Bongiovanni & Associates, PA as its new independent certified public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2015.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through July 2, 2015, neither the Company nor anyone on its behalf consulted with Bongiovanni regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Bongiovanni concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1         Letter from M&K CPAS, PLLC dated July 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 2015	MED-CANNABIS PHARMA, INC.

/s/ Graciela Moreno

Graciela Moreno, CEO

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